SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934

         Filed by the Registrant [ ]
         Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[_]  Preliminary Proxy Statement
[_] Confidential, for Use of the Commission Only (as Permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[_]  Definitive Additional Materials
[_]  Solicitation Material Pursuant to Rule 14a-11(c) or rule 14a-12

                     LEADVILLE MINING & MILLING CORPORATION
                (Name of Registrant as Specified in its Charter)


    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[x]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1)   Title of each class of securities to which transaction applies:_______

     2)   Aggregate number of securities to which transaction applies:__________

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): $_________

     4)   Proposed maximum aggregate value of transaction:___________

     5)   Total fee paid:_____________

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:__________

     (2)  Form, Schedule or Registration Statement No.:_______

     (3)  Filing Party:___________

     (4)  Date Filed:_____________

                     LEADVILLE MINING & MILLING CORPORATION
                                76 Beaver Street
                                    Suite 500
                             New York, NY 10005-3402
                            Telephone (212) 344-2828

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                       To Be Held Thursday, April 5, 2001


An Annual Meeting of Stockholders of Leadville Mining & Milling Corporation, a Nevada corporation (the "Company") will be held at Harry's at Hanover Square Restaurant, 1 Hanover Square, New York, New York 10005 at 6 p.m. (New York Time) on Thursday, April 5, 2001, for the following purposes:

     (1) To elect five directors for a term expiring at the 2002 Annual Meeting of Stockholders or until their respective successors have been duly elected and qualified;

     (2) To approve the appointment of Wolinetz, Lafazan & Company, P.C. as independent auditors for the Company for fiscal year ended July 31, 2001; and

     (3) To transact such other business as may properly come before the meeting or any adjournment thereof.

     Only holders of the Company's common stock, par value $0.01 per share (the "Common Stock"), of record on February 21, 2001 are entitled to notice of, and to vote at, the meeting or any adjournment thereof. At February 21, 2001, the record date for determination of stockholders entitled to vote at the meeting or any adjournments thereof, 30,650,705 shares of Common Stock were issued and outstanding.

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, YOU ARE URGED TO FILL OUT, SIGN AND MAIL PROMPTLY THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE.
PROXIES FORWARDED BY OR FOR BROKERS OR FIDUCIARIES SHOULD BE RETURNED AS REQUESTED BY THEM. THE PROMPT RETURN OF PROXIES WILL SAVE THE EXPENSE INVOLVED IN FURTHER COMMUNICATION.

                                          By Order of the Board of Directors,

                                          /s/ Gifford A. Dieterle
                                          ---------------------------
New York, New York                        Gifford A. Dieterle, President
March 5, 2001

                                                                 DEFINITIVE COPY

                     LEADVILLE MINING & MILLING CORPORATION
                           76 Beaver Street - Ste. 500
                          New York City, New York 10005

                                 PROXY STATEMENT

                       FOR ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD APRIL 5, 2001

The following instructions concerning the enclosed Proxy and the matters to be acted upon at the Annual Meeting of Shareholders of Leadville Mining & Milling Corporation (the "Company") of record as of February 21, 2001 to be held at Harry's at Hanover Square Restaurant, 1 Hanover Square, New York, New York 10005 at 6 p.m. (New York Time) on Thursday, April 5, 2001 is submitted to the Shareholders for their information.

      The approximate date of mailing of this solicitation is March 5, 2001


                    SOLICITATION OF AND POWER TO REVOKE PROXY

Solicitation of the enclosed Proxy is being made on behalf of the Company's Board of Directors, which has designated the nominees for Directors listed below. Supplementary solicitation may be made by mail, telegraph, telephone or interview by officers and employees of the Company, the cost of which will be nominal. The Company will bear the entire cost of the solicitation of Proxies, including the charges and expenses of brokerage firms and others for forwarding solicitation material to beneficial owners of stock. Legal and accounting fees in connection with the preparation of this proxy are normally covered by the Company's arrangements with legal counsel and the auditors for preparation of annual reports and proxies for election of directors and selection of auditors.

A Shareholder executing and delivering a Proxy has power to revoke the same and the authority given thereby at any time prior to the exercise of such authority, if he so elects, by notification to the Secretary of the Company prior to the Annual Meeting or by Notice to the Inspectors of Election at the Annual Meeting.

                          PROPOSAL OF SECURITY HOLDERS

A Shareholder of record may present a proposal for action at the next Annual Meeting of Shareholders provided that the Company receives such proposal at its executive office no later than November 1, 2001. Upon receipt of such proposal, the Company shall set forth the proposal in its Proxy Statement for that meeting. The proponent may submit a maximum of one (1) proposal of not more than five hundred (500) words for inclusion in the Company's proxy materials for a meeting of security holders. At the next Annual Meeting, management proxies will have discretionary authority to vote on stockholder proposals that are not submitted for inclusion in the Company's proxy statement unless received by the Company before January 15, 2002.

                  INFORMATION CONCERNING NOMINEES FOR DIRECTORS


It is proposed at the Meeting to elect five directors to constitute the Board of Directors, who are to serve until the next Annual Meeting of Shareholders, or until a successor shall be elected.

The information set forth below is submitted with respect to the nominees for the Board of Directors for whom it is intended that the Proxies will be voted.

                           Principal                              Served as a
Nominee                    Occupation                             Director Since
--------------------------------------------------------------------------------

Gifford A. Dieterle        President, Treasurer                        1983
                           & Chairman of Board
                           of Directors
                           Geologist

Roger A. Newell            Geologist, Vice President                   2000
                           Development

Jeffrey W. Pritchard       Vice President - Investor Relations         2000

Robert N. Roningen         Attorney at Law                             1992
                           Geologist

Jack Everett               Geologist, Vice President                   1995
                           Exploration

All of the above nominees currently are members of the Board of Directors. The Company has no reason to believe that any of the nominees will be unable to serve. If any such nominees are unable to serve, it is the intention of the persons named in the enclosed Proxy to vote shares represented by Proxies received by them in favor of such other person as the Board of Directors of the Company may, at any time, recommend.

The Company does not have any standing audit, nominating or compensation committees of the Board of Directors or any committees performing similar function. The Board of Directors held 12 regular and special meetings during the past fiscal year. All Directors voted at each of the meetings of the Board of Directors that were held during the past fiscal year.

Set forth below is a description of the backgrounds of each of the nominees to the Board of Directors of the Corporation.

GIFFORD A. DIETERLE, age 69, President, Treasurer, Secretary and Chairman of the Board of Directors of the Company. His highest educational degree is a M.S. in Geology obtained from New York University. From 1977 until July 1993, he was Chairman, Treasurer, and Executive Vice-President of Franklin Consolidated Mining Corporation. From 1965 to 1987, he was lecturer in geology at the City University of N.Y. (Hunter Division). Since 1962, he has been a consulting geologist engaged in the geological evaluation of oil and mineral properties. From 1978 until 1997, he was a registered representative with Datek Securities. From 1983 to present, he has been Chairman, and Secretary/Treasurer of the Company and since September 1999, he has been President of the Company. From 1997 to present, he has been Vice President, Secretary/Treasurer of South American Minerals, Inc.

ROBERT RONINGEN, age 67, Executive Vice President and a Director, is engaged in the practice of law as a sole practitioner and is a self-employed consultant geophysicist in Duluth, Minnesota. From 1988 to August 1993, he was an officer and director of Franklin Consolidated Mining Corporation, Inc. He graduated from the University of Minnesota in 1957 with a B.A. in geology and in 1962 with a degree in Law.

JACK V. EVERETT, age 79, a Director, has been an independent consulting mining geologist for the past 30 years, with expertise in all phases of exploration for base and precious metals. Following his 1947 graduation from Michigan State University, he was District Geologist for Pickands Mather & Corporation on the Cuyuna Iron Range, Minnesota. From 1951 to 1970, he was Chief Geologist and Exploration Manager for W.S. Moore Corporation, Duluth, Minnesota, an iron mining company with gold and base metal sulfide holdings in the U.S. and Canada.

ROGER A. NEWELL, age 57, Vice President - Development and Director, has been in the mining industry for over 30 years. From 1977 through 1989, he served as Exploration Manager/Senior Geologist for the Newmont Mining Company and, from 1989 through 1995, was the Exploration Manager for Gold Fields Mining Company. He was Vice President Development, for Western Exploration Company from 1997 through 2000. His highest educational degree is a Ph.D. in mineral exploration from Stanford University.

JEFFREY W. PRITCHARD, age 42, Vice President - Investor Relations and Director, has worked for the Company for the past five years in an Investor Relations capacity. He has been in the marketing/public relations field since receiving a Bachelor's degree from the State University of New York in 1979. Jeff has served as the Director of Marketing for the New Jersey Devils, July 1987-April 1990, and as the Director of Sales for the New York Islanders from May 1985-June 1987. He also was an Executive VP with Long Island based Performance Network, a marketing and publishing concern, from May 1990 through October 1995.

The Board of Directors recommends that you vote FOR all nominees for the Board of Directors, all of whom currently are Directors of the Company.

                            QUORUM AND VOTE REQUIRED


The presence at the Annual Meeting, whether in person or by proxy, of the holders of at least a majority of the outstanding shares of Voting Stock entitled to vote thereat constitutes a quorum for the transaction of business. For purposes of the quorum and the discussion below regarding the votes necessary to take stockholder action, Stockholders of record who are present at the meeting in person or by proxy and who abstain, including brokers holding customers' shares of record who cause abstentions to be recorded at the meeting, are considered Stockholders who are present and entitled to vote and they count toward the quorum.

Brokers holding shares of record for customers generally are not entitled to vote on certain matters unless they receive voting instructions from their customers. As used herein, "uninstructed shares" means shares held by a broker who has not received instructions from its customers on such matters and the broker has so notified the Company on a proxy form in accordance with industry practice or has otherwise advised the Company that it lacks voting authority. As used herein, "broker non-votes," means the votes that could have been cast on the matter in question by brokers with respect to uninstructed shares if the brokers had received their customers' instructions.

Election of Directors. Directors are elected by a plurality vote and the five nominees who receive the most votes will be elected. In the election of Directors, votes may be cast in favor of or withheld with respect to each nominee. Abstentions and broker non-votes will not be taken into account in determining the outcome of the election.

Approval of Auditors. To be approved, this matter must receive the affirmative vote of the majority of the shares present or by proxy at the Annual Meeting and entitled to vote. Uninstructed shares are entitled to vote on this matter. Therefore, abstentions and broker non-votes have the effect of negative votes.

                                  CAPITAL STOCK

The outstanding Capital Stock on February 21, 2001, the record date, was 30,650,705 shares of Common Stock. Stockholders of record, as of February 21, 2001 will be entitled to one (1) vote for each share of such stock registered in their respective names at the close of business on the aforesaid record date. Cumulative voting in the election as Directors is not permitted. The present officers intend to vote for the slate of Directors and the selection of the independent auditors. Their votes may be decisive on these issues.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information with respect to the number of shares of Common Stock beneficially owned as of February 21, 2001 by (1) all holders of shares of Common Stock known by the Company to own beneficially more than 5% of the outstanding shares of any class of the Voting Stock, (2) the Executive Officers and Directors of the Company and (3) all Directors and Officers of the Company as a group.


                    Name of              Amount & Nature
                    Beneficial           of Beneficial          Approximate
Title of Class      Owner                Ownership 2/21/01      Percentage(1)(2)
--------------      ----------           -----------------      ----------------

Common Stock     Gifford A. Dieterle*      4,714,106(2)(3)         13.8%
Common Stock     Jack Everett*               975,000(2)             3.1%
Common Stock     Robert Roningen*          2,100,000(2)(4)          6.5%
Common Stock     Horst Scherp*                25,000(2)              **
Common Stock     Jeffrey W. Pritchard*       706,354(2)             2.3%
Common Stock     Roger A Newell*             800,000(2)             2.5%
Common Stock     Donald W. Wilson*           701,000(2)             2.3%
Common Stock     Richard Shevchenko        5,233,857(2)(5)         15.3%

   All Officers and
   Directors as a
   Group (7)*                             10,021,460(2)(3)(4)      24.7%
---------------------------------
* Officer and/or Director of the Company, including Mr. Wilson who resigned as President and a Director of the Company in September 1999 and Horst Scherp, who resigned as a Director in January 2000.

**   Less than one percent.

(1) Based upon 30,650,705 shares issued and outstanding as of February 21, 2001.

(2) For Messrs. Wilson, Dieterle, Everett, Roningen, Scherp, Pritchard, Shevchenko, and Newell includes, respectively, 500,000 shares, 3,500,000 shares, 750,000 shares, 1,650,000 shares, 20,000 shares, 600,000 shares,
     3,500,000 shares and 800,000 shares, issuable upon exercise of options and/or warrants.

(3)  Includes shares owned by Mr. Dieterle's wife.

(4)  Includes shares owned by Mr. Roningen's wife.

(5)  Includes shares owned by Mr. Shevchenko's wife.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

On December 21, 2000, the Company issued an option to purchase 100,000 shares to David C. Fitch, a geological consultant to the Company. The option expires on December 21, 2003 and is exercisable at $.23 per share.

On November 16, 2000, the Company issued the following options to the following officers, directors and principal shareholders: Gifford A. Dieterle, - option to purchase 2,000,000 shares, Robert Roningen - option to purchase 500,000 shares, Jack V. Everett - option to purchase 500,000 shares, Jeffrey W. Pritchard - option to purchase 500,000 shares, Roger A. Newell - option to purchase 500,000 shares, Richard Shevchenko - option to purchase 2,500,000 shares. In addition, the Company issued the following options to the following consultants and employees: Richard Neste - option to purchase 400,000 shares, Josephine Scott - option to purchase 500,000 shares, Joseph Cosentino - option to purchase 250,000 shares, and Larry Grossberg - option to purchase 15,000. These options expire on November 16, 2003 and are exercisable at $.22 per share.

On October 18, 2000, the Company issued the following to David K. Fagin, mining executive and consultant for the Company the option to purchase 300,000 shares. These options expire on October 18, 2003 and are exercisable at $.22 per share.

On September 13, 2000, the Company issued to Roger A. Newell, Director, mining geologist and consultant to the Company the option to purchase 300,000 shares. These options expire on September 13, 2003 and are exercisable at $.22 per share.

On March 6, 2000, the Company issued to Jeffrey W. Pritchard, a Vice President and Director of the Company, options to purchase 100,000 shares. These options expire on March 6, 2003 and are exercisable at $0.022 per share.

On November 1, 1999, the Company issued the following options to certain officers, directors and principal shareholders: Gifford Dieterle- option to purchase 1,000,000 shares, Robert Roningen - option to purchase 1,000,000 shares, Richard Shevchenko - option to purchase 1,000,000 shares, Jack Everett 250,000 shares. All options granted on that date expire on November 1, 2002 and are exercisable at $0.022 per share.

On June 5, 1998, the Company issued the following options to certain officers and directors. Donald Wilson - option to purchase 150,000 shares; Gifford Dieterle - option to purchase 150,000 shares; Robert Roningen option to purchase 150,000 shares; Jack Everett -option to purchase 150,000 shares; Horst Scherp - option to purchase 10,000 shares. All options granted on that date expire on June 5, 2001. All shares held by Messrs. Wilson and Scherp are exercisable at $.22 per share. The exercise price of the other options was reduced on July 15, 2000 to $0.022 per share. Mr. Everett has exercised all of the above-mentioned options.

Effective April 11, 1997, the Company reverse split its outstanding shares of Common Stock on a one-for-ten basis and adjusted the terms of all outstanding options and warrants accordingly. Unless the context specifically indicates otherwise, all references herein to Shares, options and warrants have been adjusted to take into account the reverse split.

On April 2, 1997, the Company issued the following options to certain officers and directors. Donald Wilson - option to purchase 350,000 shares; Gifford Dieterle - option to purchase 350,000 shares; Robert Roningen option to purchase 350,000 shares; Jack Everett -option to purchase 50,000 shares Horst Scherp - option to purchase 10,000 shares. All options granted on that date expire on April 2, 2001. The options were exercisable at $.35 per share. On November 10, 1997 the exercise price decreased to $0.10 per share. On July 15, 2000 the exercise price was reduced to $0.022 per share for Messrs. Dieterle and Everett. Mr. Everett has exercised all of the above mentioned options.

On January 5, 1996, the Company issued the following options to certain officers and directors. Donald Wilson - option to purchase 200,000 shares; Gifford Dieterle - option to purchase 220,000 shares; Robert Roningen - option to purchase 150,000 shares; Jack Everett -option to purchase 25,000 shares; Horst Scherp - option to purchase 5,000 shares. All options granted on that date were to expire on January 5, 1998 and were to be exercisable at $.35 per share. On November 20, 1997 the Board of Directors approved a 3-year extension expiring January 5, 2001 at an exercisable price decrease to $.10 per share. All of these options have been exercised.

COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

To the Company's knowledge, based solely on a review of such materials as are required by the Securities and Exchange Commission, no officer, director or beneficial holder of more than ten percent of the Company's issued and outstanding shares of Common Stock failed to timely file with the Securities and Exchange Commission any form or report required to be so filed pursuant to
Section 16(a) of the Securities Exchange Act of 1934 during the fiscal year ended July 31, 2000, except that Messrs. Pritchard, Shevchenko and Newell failed to timely file forms 3 and Messrs. Dieterle, Roningen, Everett, Sherp, Pritchard, Wilson and Shevchenko failed to timely file Forms 5.

                     REMUNERATION OF DIRECTORS AND OFFICERS

The following table shows all the cash compensation paid or to be paid by the Company or any of its subsidiaries, as well as certain other compensation paid or accrued, during the fiscal years indicated, to the Chief Executive Officer for such period in all capacities in which he served. Information concerning the Chief Executive Officer relates to Gifford Dieterle. Donald W. Wilson, the former Chief Executive Officer, retired in September 1999. No other Executive Officer received total annual salary and bonus in excess of $100,000.

                           SUMMARY COMPENSATION TABLE


                                                                                     Long-Term Compensation
                                                                           ----------------------------------------------
                                   Annual Compensation                             Awards                 Payouts
                              ---------------------------------------      --------------------    ----------------------
        (a)                     (b)      (c)        (d)         (e)           (f)         (g)         (h)          (i)
 -------------------          ------   -------    -------    --------      ---------   --------    ---------    ---------
                                                             Other         Restrict-                            All Other
                                                             Annual        ed Stock                  LTIP       Compensa
 Name and Principal                                          Compen-        Award      Options      Payouts      -tion
    Position                    Year   Salary       ($)      sation($)       ($)         SARs         ($)         (i)
 ----------------------       -------  -------    -------    ---------     ---------   --------    ---------   ----------
     Gifford A. Dieterle        2000    49,473      -0-        -0-           -0-       1,000,00       -0-         -0-
     Chief Executive
      Officer
     Donald W. Wilson           2000    13,368      -0-        -0-           -0-       -0-            -0-         -0-
      Chief Executive           1999    76,998      -0-        -0-           -0-       -0-            -0-         -0-
             Officer            1998    63,320      -0-        -0-           -0-        150,000       -0-         -0-

The following table sets forth information with respect to the Company's Executive Officers concerning the grants of options and Stock Appreciation Rights ("SAR") during the past fiscal year:


                      OPTION/SAR GRANTS IN LAST FISCAL YEAR
                                Individual Grants

  (a)                          (b)                   (c)                           (d)                  (e)
---------------------------------------------------------------------------------------------------------------------------------
                                               Percent of Total
                                               Options/SARs
                             Options/          Granted to
                             SARs              Employed in                     Exercise or Base      Expiration
Name                         Granted           Fiscal Year                     Price ($/SH)          Date
---------------------------------------------------------------------------------------------------------------------------------

Donald W. Wilson              -0-
Gifford Dieterle           1,000,000                   28%                     $.022                 11-2-02
Robert Roningen            1,000,000                   28%                     $.022                 11-2-02
Jack Everett                 250,000                    7%                     $.022                 11-2-02
Horst Scherp                  -0-
Jeffrey Pritchard            100,000                    3%                     $.022                 03-6-03
Roger A. Newell               -0-


The following table sets forth information with respect to the Company's Executive Officers concerning exercise of options during the last fiscal year and unexercised options and SARs held as of the end of the fiscal year:

         Aggregated Option/SAR Exercises and Fiscal Year-End Option/SAR


  (a)                                      (b)                  (c)                       (d)                        (e)
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                  Value of
                                                                                      Number of                   Unexercised
                                                                                      Unexercised                 In-the-Money
                                                                                      Options/SARs                Option/SARs
                                       Shares                                         at FY-End(#)                at FY-End(#)
                                       Acquired on            Value                   Exercisable/                Exercisable/
     Name                              Exercise (#)           Realized                Unexercisable               Unexercisable

     Donald W. Wilson                     -0-                    -0-                      700,000                    --
     Gifford Dieterle                     -0-                    -0-                    1,553,270                    --
     Robert Roningen                      -0-                    -0-                    1,150,000
     Jack Everett                         -0-                    -0-                      475,000                    --
     Horst Scherp                         -0-                    -0-                       20,000                    --
     Jeffrey Pritchard                    -0-                    -0-                      100,000                    --
     Roger A. Newell                      -0-                    -0-                          -0-                    --

The following table sets forth information with respect to the Executive Officers concerning awards under long term incentive plans during the last fiscal year:

                                                                        Estimated Future Payouts under Non-Stock
                                                                        Price Based Plans

                   (a)                      (b)                     (c)                  (d)             (e)               (f)
                                                                                   -------------------------------------------------
                                                                Performance
                                       Number of                 or Other
                                       Shares, Units            Period Until
                                       or Other                 Maturation or         Threshold         Target          Maximum
                Name                   Rights(#)                Payout                ($ or #)          ($ or #)        ($ or #)
               -----                   -------------            -------------         ---------         --------        --------

               Donald W. Wilson           -0-
               Gifford Dieterle           -0-
               Robert Roningen            -0-
               Jack. Everett              -0-
               Horst Scherp               -0-
               Roger A. Newell            -0-


Directors are not compensated for acting in their capacity as Directors. Directors are reimbursed for their accountable expenses incurred in attending meetings and conducting their duties.


                           DEFERRED COMPENSATION PLAN

During  the  past  five  years,   the  Company  has  not  adopted  any  deferred
compensation; pension bonus or profit sharing plans or other incentive plans for the benefit of any Officer or Director.

                                  PENSION PLAN

The Company has no Pension Plan for its managerial and clerical non-union employees.

                                STOCK OPTION PLAN

The Company has no Qualified Stock Option Plans.

                              SELECTION OF AUDITORS

The Board of Directors has appointed Wolinetz, Lafazan & Company, P.C., Rockville Centre, New York, to serve as the Company's independent public accountants for the fiscal year ending July 31, 2001, subject to approval of the stockholders. Wolinetz, Lafazan & Company, P.C. (formerly known as Wolinetz, Gottlieb & Lafazan, P.C.) examined the Company's consolidated financial statements for the fiscal year ended July 31, 2000 and is considered well qualified.

A representative from Wolinetz, Lafazan & Company, P.C. will not be present at the Stockholders' Annual Meeting.

The Board of Directors recommends that you vote FOR the approval of Wolinetz, Lafazan & Company, P.C. as the Company's independent public accountants.

                             ACCOUNTANT RELATED FEES

----------------------------------------------------------------- --------------
Audit Fees (1)                                                      $ 16, 000
----------------------------------------------------------------- --------------
Financial Information Systems Design and Implementation Fees (2)       -0-
----------------------------------------------------------------- --------------
All Other Fees (3)                                                    4,000
----------------------------------------------------------------- --------------
-----------------------

(1) Represents the aggregate fees billed for professional services by Wolinetz, Lafazan & Company, P.C. for professional services rendered to the Company for the audit of the Company's financial statements for the year ended July 31, 2000 and for that firm's review of the Company's financial statements included in the Company's forms 10-QSB for that fiscal year.

(2) Represents the aggregate fees billed by Wolinetz, Lafazan & Company, P.C. for professional services rendered to the Company during the fiscal year ended July 31, 2000 for: (i) directly or indirectly operating, or supervising the operation of, the Company's information system or managing the Company's local area network; and (ii) designing or implementing a hardware or software system that aggregates source data underlying the financial statements or generates information that is significant to the Company's financial statements taken as a whole.

(3) Represents the aggregate fees billed by Wolinetz, Lafazan & Company, P.C. for all professional services rendered to the Company during the fiscal year ended July 31, 2000 other than those disclosed in the above two categories in this chart.

The Company's Board of Directors did not consider whether the provision of financial information systems designs and implementation services and other non-audit services described above is compatible with the independence of Wolintz, Gottlieb & Lafazan, P.C. because that firm did not perform any financial information systems designs and implementation services and the only other non-audit related services performed were related to tax return preparation.

                                     GENERAL

As of the date of the Proxy Statement, there is no matter, so far as in now known to the management of the Company, to be acted on at the Meeting other than as expressly set forth in the Notice of Meeting. It is intended, however, if other matters come up for action at said meeting or an adjournment thereof that the persons named in the enclosed form of Proxy, shall, in accordance with the terms of the proxy, have authority in their discretion to vote shares represented by Proxies received by them, in regard to such other matters, as seems to said persons in the best interest of the Company and its Shareholders.

All shares represented by Proxies in the form enclosed herewith will be voted at said meeting and adjournments thereof in accordance with the terms of such proxies and their pertinent statements included in this Proxy Statement relative to the exercise of the powers granted by said Proxies, provided such Proxies appear to be valid and to have been executed by Stockholders of record entitled to vote thereof and have not been previously revoked.


Dated:                                      BY ORDER OF THE BOARD OF DIRECTORS,
March 5, 2001
                                            /s/ Gifford A. Dieterle
                                            ------------------------------------
                                            Gifford A. Dieterle
                                            Chairman of the Board,
                                            President, Treasurer

                     Leadville Mining & Milling Corporation
                          76 Beaver Street - Suite 500
                          New York, New York 10005-3402
                              Phone (212) 344-2785

                                      PROXY
                         SPECIAL MEETING OF STOCKHOLDERS
                       To Be Held Thursday, April 5, 2001

     The undersigned hereby appoints Robert Roningen as Proxy, with the power to appoint his substitute, and hereby authorizes him to represent and to vote as designated on the reverse side, all the shares of common shares, $0.01 par value per share (the "Common Shares"), of Leadville Mining & Milling Corporation, a Nevada corporation (the "Company"), at the Annual Meeting of Shareholders (the "Meeting") to be held at Harry's at Hanover Square Restaurant, 1 Hanover Square, New York, New York 10005 on Thursday, April 5, 2001 at 6 p.m., or any postponement or adjournment thereof, for the following purposes.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED. IF NO DIRECTION IS GIVEN, SUCH SHARES WILL BE VOTED FOR ALL PROPOSALS.

                  (CONTINUED AND TO BE SIGNED ON REVERSE SIDE)

                        Please date, sign and mail your
                      Proxy card back as soon as possible!

                         ANNUAL MEETING OF STOCKHOLDERS
                     LEADVILLE MINING & MILLING CORPORATION

                                  April 5, 2001

                 Please detach and Mail in the Envelope Provided


[  ]     Please mark your
         Votes as in this Example


(1) Proposal to elect Gifford A. Dieterle, Jack V. Everett, Robert Roningen, Jeffrey W. Pritchard and Roger A. Newell as directors until the next annual Meeting or until their successors have been duly qualified and elected.

[  ]  FOR all nominees listed above                    [  ]  WITHHOLD AUTHORITY
      (except as marked to the contrary below)               To vote for all nominees listed above

 ----------------------------------------------------------------------------------------------------------------------------------
    (Instruction: to withhold authority to vote for any individual nominee write that nominee's name in the space provided above)


                                                                                        FOR            AGAINST        ABSTAIN

(2)  Appointment of Wolinetz, Lafazan & Company, P.C as Independent Auditors for        [  ]            [  ]            [  ]
     the coming year.

(3) To transact such other business as may properly come before the meeting or any adjournments thereof.

Only holders of the Company's common stock, par value $0.01 per share (the "Common Stock") of record on February 21, 2001 are entitled to notice of, and to vote at, the meeting or any adjournment thereof. February 21, 2001, the record date for determination of stockholders entitled (a vote at the meeting or any adjournments thereof 30,650,705 shares of Common Stock were issued and outstanding.

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, YOU ARE URGED TO FILL OUT, SIGN AND MAIL PROMPTLY THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE.
PROXIES FORWARDED BY OR FOR BROKERS OR FIDUCIARIES SHOULD BE RETURNED AS REQUESTED BY THEM. THE PROMPT RETURN OF PROXIES WILL SAVE THE EXPENSE INVOLVED IN FURTHER COMMUNICATION.


Signature ___________________________________________

Signature____________________________________________       Date________________

NOTE: Please sign exactly as the name appears above. When shares are held by joint tenants, both should sign